UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2020

Kraton Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34581	20-0411521
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300
Houston, TX 77032
(Address of principal executive offices, including zip code)
281-504-4700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01	KRA	New York Stock Exchange

ITEMS
5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective December 15, 2020, Christopher Gingrich, age 44, was appointed Chief Accounting Officer of Kraton Corporation (“Kraton”), in which position he will serve as the Company’s principal accounting officer. Prior to Mr. Gingrich’s appointment, Kraton's principal accounting officer role had been performed on an interim basis by Atanas H. Atanasov, who remains Kraton's Executive Vice President, Chief Financial Officer, and Treasurer.

Mr. Gingrich joined Kraton in April 2010 as a Senior Accountant and most recently held the position of Assistant Controller. Prior to joining Kraton, Mr. Gingrich worked in public accounting in roles of increasing complexity with both Deloitte and Arthur Andersen. Mr. Gingrich earned a B.A. degree in Business Administration from Sam Houston State University and a M.S. degree in Accounting from the University of Houston. Mr. Gingrich is a Certified Public Accountant.

Mr. Gingrich will continue to participate in Kraton’s compensation programs as well as its employee benefit, welfare and other plans, as may be maintained by Kraton from time to time. Mr. Gingrich is also subject to certain customary confidentiality, non-solicitation and non-competition provisions and entered into an indemnification agreement with Kraton in the same form as its other executive officers. Mr. Gingrich will be a participant in Kraton’s Executive Severance Program. In connection with Mr. Gingrich ’s appointment, he will receive a grant of restricted stock units having an aggregate fair market value on December 15, 2020 equal to $50,000, which will vest ratably over three years; provided that Mr. Gingrich remains continuously employed with Kraton through each such vesting date. There are no arrangements or understandings between Mr. Gingrich and any other persons pursuant to which Mr. Gingrich was selected to be an officer of Kraton. Mr. Gingrich does not have any family relationships subject to disclosure under Item 401(d) of Regulation S-K or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01     Financial Statement and Exhibits.
(d)    Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Corporation

Date: December 15, 2020	By:	/s/ James L. Simmons
James L. Simmons
Senior Vice President and General Counsel